DISCLAIMER



Prospective investors are advised to read carefully, and should rely solely on, the Prospectus Supplement dated September __, 2002 and accompanying Prospectus dated September 18, 2002 (together, the "Prospectus") relating to the Certificates referred to below in making their investment decision.

This diskette accompanies and is a part of the Prospectus Supplement relating to the Commercial Mortgage Pass - Through Certificates Series 2002-TOP8 (the "Certificates"). The information set forth on this diskette is an electronic copy of the information set forth in Appendix II "Certain Characteristics of the Mortgage Loans" in the Prospectus. This diskette should be reviewed only in conjunction with the entire Prospectus. This diskette does not contain all relevant information relating to the Certificates. Such information is described elsewhere in the Prospectus.

Methodologies used in deriving certain information contained on this diskette are more fully described elsewhere in the Prospectus.

The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor must receive and should carefully review the Prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY CERTIFICATES.

2002 TOP 8
TENANTS OCCUPYING 50% OR MORE OF THE PROPERTY.

POOL CUTOFF BAL:        $842,243,398
------------------------------------------------------------------------------------------------------------
    MORTGAGE     MORTGAGE
    LOAN NO.     LOAN SELLER         PROPERTY NAME
------------------------------------------------------------------------------------------------------------
       9         JHREF               Cox Communications
       13        MSDWMC              7650 West Latham Street
       22        MSDWMC              Macy's - Sacramento, CA
       26        MSDWMC              Carolina Industrial Portfolio - 3099 Finger Mill Road
       27        MSDWMC              Carolina Industrial Portfolio - 4301 Wilkinson Boulevard
       28        MSDWMC              Carolina Industrial Portfolio - 712 North Main Street
       30        MSDWMC              2474 Forest Avenue
       37        WFB                 IntegraColor
       39        WFB                 Norman Industrial Metals
       41        PCF                 577 Winters Avenue
       43        BSCMI               McClellan Industrial Portfolio - 290 McClellan Highway
       46        BSCMI               McClellan Industrial Portfolio - 310 McClellan Highway
       50        MSDWMC              Brandywine Portfolio - 11 Commercial Street
       52        MSDWMC              Brandywine Portfolio - 2 Engineers Lane/180 Central Avenue
       55        WFB                 Polycom Office Buildng
       57        PCF                 16250 W. Glendale Drive
       67        WFB                 Tharco Industrial Building
       75        PCF                 3375 Mitchell Lane
       77        PCF                 39300 Country Club Drive
       84        BSCMI               Walgreens Wichita
       87        PCF                 6975 South Congress Avenue
       88        BSCMI               Walgreens El Paso
       93        BSCMI               Eckerd - Fort Worth
       98        WFB                 Broadway Fox Bldg.
       99        BSCMI               Eckerd - St. Joseph
      106        BSCMI               Eckerd - Midlothian
      111        WFB                 New Seasons Market
      113        BSCMI               Eckerd - Yukon
      118        MSDWMC              Devon Portfolio - 5435 Blanding Boulevard
      119        MSDWMC              Devon Portfolio - 600 Fee Street
      121        WFB                 CVS Pharmacy
      123        WFB                 Barney Ford Plaza
       1         PCF                 80 Park Plaza
       73        PCF                 CVS/Pharmacy and Starbucks
       45        BSCMI               McClellan Industrial Portfolio - 370 McClellan Highway
       24        MSDWMC              Boulders VIII Office Building
       11        PCF                 Veterans Square
       23        PCF                 Hedgemore Plaza
       14        BSCMI               Ralph's Conejo Valley Plaza
      100        MSDWMC              Witchduck One/BB&T Office
      105        BSCMI               High Ridge Road SC
       34        PCF                 500 Kennedy Drive
       33        MSDWMC              The Centre on Plum Creek
       48        MSDWMC              Brandywine Portfolio - 120 Express Street
       32        WFB                 Charter Square Shopping Center
       79        MSDWMC              498 South Boulder Highway
       44        BSCMI               McClellan Industrial Portfolio - 230-240 McClellan Highway
       74        PCF                 Baypointe at the Argyle Commerce Center
       86        JHREF               lliff Plaza Shopping Center
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
    MORTGAGE
    LOAN NO.       STREET ADDRESS                                          CITY                 STATE
--------------------------------------------------------------------------------------------------------
       9           3080 Centerville                                        Herndon                VA
       13          7650 West Latham Street                                 Phoenix                AZ
       22          600 K Street                                            Sacramento             CA
       26          3099 Finger Mill Road                                   Lincolnton             NC
       27          4301 Wilkinson Boulevard                                Charlotte              NC
       28          712 North Main Street                                   Mauldin                SC
       30          2474 Forest Avenue                                      Staten Island          NY
       37          3638, 3717 Executive Blvd. & 3210 Innovation Way        Mesquite               TX
       39          8300-8354 San Fernando Rd.                              Sun Valley             CA
       41          577 Winters Avenue                                      Paramus                NJ
       43          290 McClellan Highway                                   Boston                 MA
       46          310 McClellan Highway                                   Boston                 MA
       50          11 Commercial Street                                    Plainview              NY
       52          180 Central Avenue                                      Farmingdale            NY
       55          4750 Willow Road                                        Pleasanton             CA
       57          16250 W. Glendale Drive                                 New Berlin             WI
       67          11600 Los Nietos Road                                   Santa Fe Springs       CA
       75          3375 Mitchell Lane                                      Boulder                CO
       77          39300 Country Club Drive                                Farmington Hills       MI
       84          1330 North Woodlawn Street                              Wichita                KS
       87          6975 South Congress Avenue                              Lantana                FL
       88          North Loop  and Yarborough Drive                        El Paso                TX
       93          2603 West Berry Street                                  Fort Worth             TX
       98          1101-1111 Broadway & 1453 11th Street                   Santa Monica           CA
       99          930 Belt Highway                                        St. Joseph             MO
      106          100 East Highway 287                                    Midlothian             TX
      111          1214 SE Tacoma Street                                   Portland               OR
      113          100 West Vandament Avenue                               Yukon                  OK
      118          5435 Blanding Boulevard                                 Jacksonville           FL
      119          600 Fee Street                                          Helena                 MT
      121          240 Sparta Road                                         North Wilkesboro       NC
      123          220 South Main Street                                   Breckenridge           CO
       1           80 Park Plaza                                           Newark                 NJ
       73          2830 North Druid Hills Road                             Atlanta                GA
       45          370 McClellan Highway                                   Boston                 MA
       24          7300 Beaufont Springs Drive                             Richmond               VA
       11          540 New York Avenue                                     Lyndhurst              NJ
       23          4701 Hedgemore Drive                                    Charlotte              NC
       14          12332 Moorpark Road                                     Thousand Oaks          CA
      100          5101 Cleveland Street                                   Virginia Beach         VA
      105          1003 High Ridge Road                                    Stamford               CT
       34          500 Kennedy Drive                                       Sayerville             NJ
       33          834 Perry Street                                        Castle Rock            CO
       48          120 Express Street                                      Plainview              NY
       32          34101 - 34185 Fremont Boulevard                         Fremont                CA
       79          498 South Boulder Highway                               Henderson              NV
       44          230-240 McClellan Highway                               Boston                 MA
       74          6600 & 8601 Youngerman Circle                           Jacksonville           FL
       86          15200-15290 East lliff Avenue                           Denver                 CO
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
    MORTGAGE                       TOTAL           CUT-OFF DATE      % OF
    LOAN NO.       PROPERTY TYPE     SF                 BALANCE      POOL
--------------------------------------------------------------------------
       9           Office             94,170        $14,150,000     1.68%
       13          Industrial        620,219        $13,164,354     1.56%
       22          Retail            205,000         $9,543,779     1.13%
       26          Industrial        272,788         $5,830,482     0.69%
       27          Industrial        120,200         $1,843,828     0.22%
       28          Industrial         72,600         $1,046,497     0.12%
       30          Other              70,000         $8,106,780     0.96%
       37          Industrial        358,987         $7,069,669     0.84%
       39          Industrial        138,500         $6,983,292     0.83%
       41          Other              90,126         $6,962,682     0.83%
       43          Industrial         25,500         $2,018,628     0.24%
       46          Industrial         16,175         $1,281,329     0.15%
       50          Industrial         17,548           $904,924     0.11%
       52          Industrial         21,700           $829,514     0.10%
       55          Office             50,375         $6,320,436     0.75%
       57          Industrial        159,509         $5,523,127     0.66%
       67          Industrial        107,740         $4,409,879     0.52%
       75          Office             53,783         $3,992,207     0.47%
       77          Industrial         49,065         $3,736,740     0.44%
       84          Retail             15,120         $3,323,799     0.39%
       87          Retail             15,035         $3,140,659     0.37%
       88          Retail             14,490         $3,095,509     0.37%
       93          Retail             12,738         $2,819,537     0.33%
       98          Office             14,884         $2,486,467     0.30%
       99          Retail             10,908         $2,330,295     0.28%
      106          Retail             12,739         $1,994,152     0.24%
      111          Retail             15,340         $1,696,360     0.20%
      113          Retail             11,354         $1,692,666     0.20%
      118          Retail             53,820           $641,829     0.08%
      119          Retail             27,522           $547,243     0.06%
      121          Retail             10,125           $998,052     0.12%
      123          Office              4,989           $995,157     0.12%
       1           Office            955,924        $64,776,182     7.69%
       73          Retail             12,480         $4,188,566     0.50%
       45          Industrial         20,301         $1,807,474     0.21%
       24          Office            120,665         $9,373,054     1.11%
       11          Retail            109,250        $13,842,196     1.64%
       23          Office            139,971         $9,461,526     1.12%
       14          Retail             97,568        $12,981,168     1.54%
      100          Office             30,070         $2,296,867     0.27%
      105          Retail              8,881         $2,047,344     0.24%
       34          Industrial        183,000         $7,483,208     0.89%
       33          Retail            120,333         $7,493,047     0.89%
       48          Industrial         27,729         $1,583,617     0.19%
       32          Retail             73,196         $7,965,967     0.95%
       79          Retail             59,400         $3,590,285     0.43%
       44          Industrial         22,564         $1,848,214     0.22%
       74          Industrial         95,124         $4,110,989     0.49%
       86          Retail             75,497         $3,192,874     0.38%
--------------------------------------------------------------------------
                                   4,915,002       $287,522,451






----------------------------------------------------------------------------------------------------------
    MORTGAGE       CUT-OFF DATE BALANCE                                            LEASE
    LOAN NO.          PER UNIT OR SF     LARGEST TENANT                       EXPIRATION DATE       % NSF
----------------------------------------------------------------------------------------------------------
       9                $150             CoxCom, Inc.                           05/31/2017         100.0%
       13                $21             PETsMART                               12/31/2021         100.0%
       22                $47             Macy's (Federated Western Properties)  10/31/2011         100.0%
       26                $19             Heafner Tire Group, Inc.               03/31/2022         100.0%
       27                $19             Heafner Tire Group, Inc.               03/31/2022         100.0%
       28                $19             Heafner Tire Group, Inc.               03/31/2022         100.0%
       30               $116             United Artists Theatre Circuit         08/31/2016         100.0%
       37                $20             IntegraColor                           06/30/2022         100.0%
       39                $50             Norman Industrial Materials, Inc.      06/30/2007         100.0%
       41                $77             Home Depot USA                         01/31/2022         100.0%
       43                $82             BAX Global                             10/31/2004         100.0%
       46                $82             GEO Logistics                          07/31/2006         100.0%
       50                $50             Shore Pharaceuticals                   06/30/2005         100.0%
       52                $50             Yaleet Inc                             05/14/2005         100.0%
       55               $125             Polycom                                05/14/2012         100.0%
       57                $35             ABB Automation, Inc.                   08/31/2010         100.0%
       67                $41             Tharco Corporation                     04/30/2010         100.0%
       75                $74             Wild Oats Markets                      08/31/2006         100.0%
       77                $76             Alfa Romeo, Inc. Fiat Auto             05/31/2007         100.0%
       84               $220             Walgreen's                             02/28/2021         100.0%
       87               $209             Walgreens                              04/30/2027         100.0%
       88               $214             Walgreens                              01/31/2077         100.0%
       93               $221             Eckerd Drug                            08/25/2020         100.0%
       98               $167             B.D. Fox & Friends, Inc.               12/31/2012         100.0%
       99               $214             Eckerd Drug                            01/27/2019         100.0%
      106               $157             Eckerd Drug                            12/22/2019         100.0%
      111               $111             New Seasons Market                     07/31/2020         100.0%
      113               $149             Eckerd Drug                            11/03/2020         100.0%
      118                $15             Albertson's                            12/31/2003         100.0%
      119                $15             Albertson's                            12/31/2003         100.0%
      121                $99             CVS Pharmacy                           01/31/2020         100.0%
      123               $199             RE/MAX                                 09/30/2006         100.0%
       1                 $68             PSE&G                                  09/30/2015          97.9%
       73               $336             Revco Discount Drug Centers, Inc.      01/31/2023          87.2%
       45                $82             Air Canada                             03/31/2004          81.8%
       24                $78             Columbia HCA Healthcare                01/31/2008          77.1%
       11               $127             Shoprite (Inserra)                     03/31/2025          62.6%
       23                $68             Parsons Communications Group Inc.      03/31/2012          62.2%
       14               $133             Ralph's Grocery                        03/29/2019          61.1%
      100                $76             Branch Banking and Trust               04/30/2006          60.8%
      105               $231             Vitamin Shoppe Ind., Inc.              03/31/2011          58.2%
       34                $41             Sara Max Apprarel Group, Inc           08/24/2007          56.4%
       33                $62             Safeway                                03/31/2025          56.1%
       48                $50             Tyz-all Plastics, Inc.                 11/30/2008          55.4%
       32               $109             Albertsons                             01/31/2012          55.1%
       79                $60             Big Lots Stores                        06/18/2009          54.5%
       44                $82             Mol Logistics                          04/30/2004          53.2%
       74                $43             Jax Reman, L.L.C.                      06/30/2004          52.8%
       86                $42             Better Bodies Gym                      02/28/2013          52.2%
----------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement"). Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.